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                    LM Institutional Fund Advisors I, Inc.
                                 100 Light St.
                              Baltimore, MD 21202

                     Supplement dated February 16, 2000 to
                        Prospectus dated August 1, 1999

Effective March 1, 2000, the Western Asset Intermediate Portfolio, Western Asset Intermediate Plus Portfolio, Western Asset Core Portfolio and Western Asset Core Plus Portfolio will declare dividends of net investment income daily and pay such dividends monthly. Distributions of net realized capital gains of each of these Portfolios will be made annually.